AMENDMENT NO.1

                  AMENDMENT NO. 1, dated as of June 23, 2000 (this "Amendment No. 1."), to the REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of May 4, 2000, (as amended hereby, the "Credit Agreement") among WINSTAR COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), WCI CAPITAL CORP., a Delaware corporation (the "Borrower"), each of the entities listed on the signature pages thereof under the heading "Guarantors" and the Additional Guarantors (as defined in Section 6.09 thereof ) from time to time parties thereto, each of the lenders from time to time parties thereto (collectively, the "Lenders"), THE BANK OF NEW YORK, as letter of credit issuer, administrative agent and collateral agent for the Lenders, CITICORP NORTH AMERICA, INC., as syndication agent for the Lenders, and CIBC WORLD MARKETS CORP. and CREDIT SUISSE FIRST BOSTON, as documentation agents for the Lenders.

                                               WITNESSETH:

                  WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein.

                  NOW THEREFORE, the parties hereto agree as follows:

                  SECTION 1.  Amendments.

                  (a) Section 8.02(b) (i) of the Credit Agreement is hereby amended by replacing the phrase

         "Be a party to any merger, consolidation or share exchange, or sell, transfer, lease or otherwise dispose of all or substantially all of its assets or property, including the Capital Stock of Subsidiaries, in one transaction or a series of related transactions, including any disposition of assets or property as part of a Sale/Leaseback Transaction or permit any Restricted Subsidiary or Principal Subsidiary so to do;"

with the phrase

         "Be a party to, or permit any Restricted Subsidiary or Principal Subsidiary to be a party to, any (1) merger, consolidation or share exchange or (2) sale, transfer, lease or other disposition of its assets or property, including the Capital Stock of Subsidiaries, in one transaction or a series of related transactions, including any disposition of assets or property as part of a Sale/Leaseback Transaction, if (I) such sale, transfer, lease or other disposition of its assets or property when taken together with related or previous dispositions of assets and property of all Consolidated Subsidiary Group Members would constitute the sale, transfer, lease, or other disposition of all or substantially all of the assets or property of the Consolidated Subsidiary Group Members on a consolidated basis or
         (II) after giving effect to such merger, consolidation, share exchange, sale, transfer, lease or other disposition of its assets or property, a Default or Event of Default would then exist;"

                  (b) Section 8.02(d)(ii)(B) of the Credit Agreement is hereby amended by replacing the phrase "such any account" with "any such accounts"

                  (c) Section 8.02(d)(ii)(U)(1) of the Credit Agreement is hereby amended by replacing the phrase

         "in any Person engaged in the Telecommunications Business that is not a Subsidiary, a substantial majority of the assets of which Person consist of Telecommunications Assets, and"

with the phrase

         "in any Person engaged in the Telecommunications Business, a substantial majority of the assets of which Person consist of Telecommunications Assets, and"

                  (d) Section 8.02(d) of the Credit Agreement is hereby amended by adding the following subsection after subsection 8.02(d)(iii) and before the last paragraph of such Section beginning "In determining ..."

         "(iv) in the case of Designated Foreign Subsidiaries, Principal Subsidiaries and Vendor Facility Obligors, Investments in Temporary Cash Investments; provided that the outstanding balance of any such Investments for all such Persons shall not exceed $25.0 million in the aggregate for more than three consecutive Business Days.

         (v) in the case of Vendor Facility Obligors, Investments of advances of Purchase Money Indebtedness Incurred under a Vendor Facility in Temporary Cash Investments."

                  (e) Section 8.02(c)(ix) of the Credit agreement is hereby deleted in its entirety and replaced with the following

         "(ix) Liens securing Indebtedness now existing or to be Incurred under a Vendor Financing under Section 8.02(a)(i)(E) or any replacement refinancing thereof; provided such Liens are limited to (i) Liens on the assets that have been acquired or construction of which has been financed by Purchase Money Indebtedness or (ii) Liens on the assets, including Investments permitted under Section 8.02(d)(v), of Vendor Facility Obligors;"

                  SECTION 2. Effectiveness This Amendment No. 1 will be effective upon the execution of counterparts hereof by the Parent, the Borrower and the Required Lenders.

                  SECTION 3. Representations and Warranties. Each of the Parent and the Borrower hereby represents and warrants that as of the date hereof, after giving effect to this Amendment that (i) the representations and warranties contained in Article V of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and
(ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

                  SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

                  (c) This Amendment shall be a Credit Document for the purposes of the Credit Agreement.

                  (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or consent hereto by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    PARENT:

                                    WINSTAR COMMUNICATIONS, INC.


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                    BORROWER:

                                    WCI  CAPITAL CORP.


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                           LENDERS:

                           THE BANK OF NEW YORK,
                           as Lender, Administrative Agent and Collateral Agent


                           By:
                              ----------------------------------------------
                              Name:
                              Title:

                                    CIBC INC.,
                                    as Lender and Syndication Agent

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CITICORP NORTH AMERICA, INC.,
                                    as Lender and Syndication Agent

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CREDIT SUISSE FIRST BOSTON


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    ABN AMRO BANK N.V.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    BANK OF NOVA SCOTIA


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    BARCLAYS BANK PLC

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    DRESDNER BANK AG, NEW YORK AND GRAND
                                            CAYMAN BRANCHES

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    FLEET NATIONAL BANK

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    MORGAN GUARANTY TRUST COMPANY OF NEW
                                    YORK

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    ROYAL BANK OF CANADA


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    SOCIETE GENERALE

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    TORONTO DOMINION (TEXAS), INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    IBM CREDIT CORPORATION


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    WHITNEY CASH FLOW FUND I, L.P.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    VARIABLE INSURANCE PRODUCTS FUND II; ASSET
                                    MANAGER GROWTH PORTFOLIO


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    VARIABLE INSURANCE PRODUCTS FUND II; ASSET
                                    MANAGER PORTFOLIO

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    TORONTO DOMINION (TEXAS) INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    CAPTIVA FINANCE LTD.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    SENIOR DEBT PORTFOLIO,
                                    By: Boston Management and Research,
                                        as Investment Advisor


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    EATON VANCE SENIOR INCOME TRUST,
                                    By: Eaton Vance Management, as Investment
                                        Advisor


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    HARCH CLO I, LTD.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PAMCO CAYMAN LTD.,
                                    By: Highland Capital Management, L.P.
                                        as Collateral Manager


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    SRV - HIGHLAND, INC.,


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    ELF FUNDING TRUST I,
                                    By: Highland Capital Management, L.P.
                                        as Collateral Manager


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PAM CAPITAL FUNDING, L.P.,
                                    By: Highland Capital Management, L.P.
                                        as Collateral Manager


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    HIGHLAND LEGACY LIMITED,
                                    By: Highland Capital Management, L.P.
                                        as Collateral Manager


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                            ARCHIMEDES FUNDING III, LTD.,
                            By: ING Capital Advisors LLC as Collateral Manager


                            By:
                               ---------------------------------------
                               Name:
                               Title:

                                    KZH ING - 1 LLC

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    KZH ING - 2 LLC

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    MERITA BANK PLC

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    MERRILL LYNCH PRIME RATE PORTFOLIO,
                                    By: Merrill Lynch Asset Management, L.P.,
                                        as Investment Advisor


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    STANFIELD CLO LTD.,
                                    By: Stanfield Capital Partners, LLC,
                                        as its Collateral Manager


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    STANFIELD/RMF TRANSATLANTIC CDO, LTD.,
                                    By: Stanfield Capital Partners, LLC,
                                        as its Collateral Manager


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    NUVEEN SENIOR INCOME FUND,
                                    By: Nuveen Senior Loan Asset Management Inc.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    NUVEEN FLOATING RATE FUND,
                                    By: Nuveen Senior Loan Asset Management Inc.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title: